                                                                  Exhibit No. 99

                            Global Structured Finance

                              BoAMS 2003-10 Group 3
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $99,147,437.33
Loan Count: 191
Cut-off Date: 2003-12-01
Avg. Loan Balance: $519,096.53
Avg. Orig. Balance: $520,721.58
W.A. FICO*: 741
W.A. Orig. LTV: 58.47%
W.A. Cut-Off LTV: 58.30%
W.A. Gross Coupon: 5.4160%
W.A. Net Coupon: 5.1605%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 0.94%
% over 100 COLTV: 0.00%
% with PMI: 0.94%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 58.21%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.09%
% Conforming: 0.27%

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
250,001 - 350,000                  4.71%
---------------------------------------
350,001 - 450,000                 24.99
---------------------------------------
450,001 - 550,000                 24.72
---------------------------------------
550,001 - 650,000                 20.22
---------------------------------------
650,001 - 750,000                 12.93
---------------------------------------
750,001 - 850,000                  4.88
---------------------------------------
850,001 - 950,000                  3.57
---------------------------------------
950,001 - 1,050,000                3.97
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $520,721.58
Lowest: $266,908.00
Highest: $998,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
250,001 - 350,000                  5.41%
---------------------------------------
350,001 - 450,000                 24.29
---------------------------------------
450,001 - 550,000                 25.27
---------------------------------------
550,001 - 650,000                 19.67
---------------------------------------
650,001 - 750,000                 12.93
---------------------------------------
750,001 - 850,000                  4.88
---------------------------------------
850,001 - 950,000                  3.57
---------------------------------------
950,001 - 1,050,000                3.97
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $519,096.53
Lowest: $264,828.24
Highest: $998,000.00

--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
15 YR                            100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
4.626 - 4.750                      0.41%
---------------------------------------
4.751 - 4.875                      0.40
---------------------------------------
4.876 - 5.000                      1.81
---------------------------------------
5.001 - 5.125                      6.81
---------------------------------------
5.126 - 5.250                     30.75
---------------------------------------
5.251 - 5.375                     20.99
---------------------------------------
5.376 - 5.500                     16.73
---------------------------------------
5.501 - 5.625                      9.92
---------------------------------------
5.626 - 5.750                      4.19
---------------------------------------
5.751 - 5.875                      6.18
---------------------------------------
6.001 - 6.125                      1.11
---------------------------------------

---------------------------------------
6.251 - 6.375                      0.43
---------------------------------------
6.376 - 6.500                      0.27
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 5.416
Lowest: 4.750
Highest: 6.500

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          6.90%
---------------------------------------
750 - 799                         39.94
---------------------------------------
700 - 749                         31.96
---------------------------------------
650 - 699                         18.41
---------------------------------------
600 - 649                          1.78
---------------------------------------
N/A                                1.01
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 741
Lowest: 639
Highest: 820

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Refinance-Rate/Term               60.46%
---------------------------------------
Refinance-Cashout                 21.90
---------------------------------------
Purchase                          17.64
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               71.16%
---------------------------------------
PUD Detach                        22.97
---------------------------------------
Condo                              5.87
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Rapid                             46.82%
---------------------------------------
Standard                          26.54
---------------------------------------
Reduced                           25.28
---------------------------------------
All Ready Home                     1.36
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Primary                           91.66%
---------------------------------------
Secondary                          8.34
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              99.06%
---------------------------------------
UGIC                               0.56
---------------------------------------
RMIC                               0.38
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. State

---------------------------------------
State                           Percent
---------------------------------------
California                        49.99%
---------------------------------------
Florida                            9.16
---------------------------------------
Virginia                           6.84
---------------------------------------
Texas                              5.81
---------------------------------------
Illinois                           5.18
---------------------------------------
Other                             23.00
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               47.75%
---------------------------------------
Southern California               52.25
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
94010                              2.09%
---------------------------------------
90274                              1.36
---------------------------------------
91302                              1.26
---------------------------------------
95030                              1.22
---------------------------------------
94707                              1.07
---------------------------------------
Other                             93.00
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                 98.76%
---------------------------------------
1                                  1.24
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
120                                2.88%
---------------------------------------
144                                0.91
---------------------------------------
180                               96.21
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 177.9 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
115 - 120                          2.88%
---------------------------------------
121 - 168                           0.91
---------------------------------------
175 - 180                          96.21
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 177.2 months
Lowest: 116 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 38.56%
---------------------------------------
1 - 6                             61.44
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          0.48%
---------------------------------------
20.01 - 25.00                      2.14
---------------------------------------
25.01 - 30.00                      2.41
---------------------------------------
30.01 - 35.00                      7.58
---------------------------------------
35.01 - 40.00                      3.04
---------------------------------------
40.01 - 45.00                      5.85
---------------------------------------
45.01 - 50.00                      7.36
---------------------------------------
50.01 - 55.00                     11.85
---------------------------------------
55.01 - 60.00                      7.61
---------------------------------------
60.01 - 65.00                     13.88
---------------------------------------
65.01 - 70.00                      8.60
---------------------------------------
70.01 - 75.00                     14.03
---------------------------------------
75.01 - 80.00                     14.24
---------------------------------------
85.01 - 90.00                      0.94
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 58.47%
Lowest: 19.75%
Highest: 90.00%

--------------------------------------------------------------------------------

*** denotes less than or equal to

25. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          0.48%
---------------------------------------
20.01 - 25.00                      2.14
---------------------------------------
25.01 - 30.00                      2.77
---------------------------------------
30.01 - 35.00                      7.22
---------------------------------------
35.01 - 40.00                      3.04
---------------------------------------
40.01 - 45.00                      6.34
---------------------------------------
45.01 - 50.00                      7.28
---------------------------------------
50.01 - 55.00                     11.43
---------------------------------------
55.01 - 60.00                      8.15
---------------------------------------
60.01 - 65.00                     14.09
---------------------------------------
65.01 - 70.00                      7.85
---------------------------------------
70.01 - 75.00                     14.03
---------------------------------------
75.01 - 80.00                     14.24
---------------------------------------
85.01 - 90.00                      0.94
---------------------------------------
Total:                           100.00%
---------------------------------------

*** denotes less than or equal to

W.A.: 58.30%
Lowest: 19.68%
Highest: 89.59%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-10 Group 3
                                15 Yr Fixed Rate

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Original Balance         Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000            14  $   4,671,581          4.71%  $   336,351   5.622%    752     58.25%       167        166     1
--------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            63     24,777,868         24.99       394,392   5.446     740     58.39        177        177     1
--------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000            49     24,506,144         24.72       501,420   5.383     731     59.92        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000            33     20,052,061         20.22       609,576   5.413     742     58.99        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000            18     12,816,115         12.93       714,653   5.377     745     57.69        177        176     1
--------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             6      4,841,290          4.88       808,333   5.460     774     53.25        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000             4      3,543,157          3.57       888,212   5.377     752     64.99        171        170     1
--------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000           4      3,939,223          3.97       987,500   5.313     724     50.62        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

Average: $520,721.58
Lowest: $266,908.00
Highest: $998,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Gross Coupon             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750                 1  $     408,434          0.41%  $   410,000   4.750%    765     58.74%       180        179     1
--------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                 1        400,000          0.40       400,000   4.875     759     59.70        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000                 4      1,795,976          1.81       451,650   5.000     709     52.43        169        168     1
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                12      6,756,496          6.81       565,200   5.125     745     58.49        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                59     30,492,610         30.75       518,718   5.250     754     57.85        177        176     1
--------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                37     20,815,786         20.99       564,149   5.375     730     56.48        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                31     16,585,402         16.73       536,082   5.500     739     58.56        177        177     0
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                19      9,830,551          9.92       519,834   5.625     742     57.24        175        174     1
--------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                 9      4,151,881          4.19       461,932   5.750     742     61.11        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                14      6,126,648          6.18       438,378   5.875     728     66.89        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                 2      1,097,254          1.11       550,500   6.125     697     75.97        180        179     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                 1        421,571          0.43       422,980   6.375     739     63.13        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                 1        264,828          0.27       266,908   6.500     747     48.32        180        178     2
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.416%
Lowest: 4.750%
Highest: 6.500%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Credit Score             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                    13  $   6,841,591          6.90%  $   527,573   5.345%    805     56.66%       180        179     1
--------------------------------------------------------------------------------------------------------------------------------
775 - 799                    35     19,138,742         19.30       548,827   5.403     784     55.34        177        177     1
--------------------------------------------------------------------------------------------------------------------------------
750 - 774                    42     20,462,668         20.64       488,632   5.426     763     59.45        178        177     1
--------------------------------------------------------------------------------------------------------------------------------
725 - 749                    37     19,475,352         19.64       528,556   5.388     738     56.61        174        173     1
--------------------------------------------------------------------------------------------------------------------------------
700 - 724                    24     12,211,272         12.32       510,088   5.428     712     61.09        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
675 - 699                    23     12,165,507         12.27       530,165   5.406     690     58.70        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
650 - 674                    12      6,092,048          6.14       508,802   5.573     660     66.39        180        179     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
625 - 649                     4      1,762,258          1.78       442,943   5.496     644     52.59        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
N/A                           1        998,000          1.01       998,000   5.375       0     74.05        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 741
Lowest: 639
Highest: 820

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Index                    Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
FIX                         191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Loan Purpose             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term         118  $  59,945,701         60.46%  $   509,894   5.406%    740     55.22%       177        176     1
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            41     21,712,644         21.90       530,703   5.456     742     56.34        179        179     0
--------------------------------------------------------------------------------------------------------------------------------
Purchase                     32     17,489,092         17.64       547,859   5.401     744     72.25        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Property Type            Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                         136  $  70,549,975         71.16%  $   520,496   5.399%    742     56.55%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------
PUD Detach                   44     22,774,630         22.97       518,993   5.413     734     64.74        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Condo                        11      5,822,832          5.87       530,419   5.627     752     57.20        174        174     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Occupancy Status         Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                     175  $  90,883,175         91.66%  $   520,979   5.412%    740     58.47%       178        178     1
--------------------------------------------------------------------------------------------------------------------------------
Secondary                    16      8,264,262          8.34       517,903   5.460     751     58.42        174        173     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
Geographic             Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Distribution             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
California                   93  $  49,566,028         49.99%  $   535,025   5.437%    738     54.09%       177        177     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Florida                      17      9,085,174          9.16       536,284   5.430     741     64.67        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Virginia                     15      6,784,570          6.84       453,640   5.376     743     64.55        177        176     1
--------------------------------------------------------------------------------------------------------------------------------
Texas                        10      5,764,990          5.81       577,667   5.310     734     70.98        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Illinois                     10      5,138,830          5.18       514,650   5.324     744     58.70        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
New York                      6      3,059,419          3.09       511,727   5.393     772     55.23        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Nevada                        5      2,595,767          2.62       520,586   5.595     780     58.14        158        158     1
--------------------------------------------------------------------------------------------------------------------------------
Colorado                      5      2,312,261          2.33       462,800   5.410     724     63.84        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Maryland                      4      1,662,872          1.68       416,025   5.587     734     61.29        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
North Carolina                3      1,557,800          1.57       519,267   5.194     771     69.27        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Missouri                      2      1,208,993          1.22       607,000   5.398     739     42.04        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Connecticut                   2      1,183,658          1.19       593,000   5.318     725     59.42        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Georgia                       3      1,149,749          1.16       383,757   5.400     772     65.84        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Tennessee                     2      1,084,832          1.09       543,600   5.480     756     80.00        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Hawaii                        1        747,281          0.75       750,000   5.375     726     32.29        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Oklahoma                      1        645,537          0.65       647,911   5.250     773     78.06        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Michigan                      1        625,675          0.63       628,000   5.125     736     52.33        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Iowa                          1        518,115          0.52       520,000   5.375     730     69.33        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Oregon                        1        494,790          0.50       494,790   5.500     791     29.99        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Nebraska                      1        486,000          0.49       486,000   5.500     727     78.39        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Other                         8      3,475,097          3.50       435,188   5.473     718     64.03        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
County Distribution      Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA              31  $  16,822,850         16.97%  $   544,940   5.383%    740     53.39%       174        173     1
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA              13      6,949,484          7.01       536,018   5.492     747     51.31        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Orange ,CA                    7      3,521,951          3.55       504,317   5.573     739     49.32        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Contra Costa ,CA              6      3,241,021          3.27       545,417   5.357     741     52.38        174        173     1
--------------------------------------------------------------------------------------------------------------------------------
Alameda ,CA                   6      2,788,842          2.81       467,045   5.508     759     59.69        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
San Francisco ,CA             5      2,714,344          2.74       543,613   5.516     778     51.87        180        180     0
--------------------------------------------------------------------------------------------------------------------------------
Cook ,IL                      5      2,523,538          2.55       505,700   5.305     736     55.48        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
San Mateo ,CA                 4      2,416,928          2.44       607,800   5.414     721     34.67        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
San Diego ,CA                 5      2,408,599          2.43       482,672   5.522     710     63.08        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Broward ,FL                   5      2,387,865          2.41       479,740   5.342     743     63.51        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Other                       104     53,372,016         53.83       514,439   5.404     740     63.03        179        178     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Original LTV             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 1  $     472,263          0.48%  $   474,000   5.250%    807     19.75%       180        179     1
--------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 4      2,121,465          2.14       538,245   5.554     777     22.85        152        150     2
--------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 5      2,393,333          2.41       481,398   5.327     766     28.33        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                14      7,513,343          7.58       539,343   5.369     733     32.83        177        176     1
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 5      3,010,920          3.04       603,600   5.365     729     38.46        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                11      5,795,642          5.85       528,975   5.415     736     42.64        176        176     1
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                14      7,301,048          7.36       522,723   5.409     756     47.29        176        175     1
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                23     11,750,183         11.85       512,125   5.328     737     52.83        176        175     1
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                15      7,544,572          7.61       504,126   5.353     740     58.08        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                27     13,761,721         13.88       511,117   5.453     747     62.85        178        178     1
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                16      8,531,255          8.60       534,424   5.484     739     67.61        180        179     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                25     13,906,557         14.03       557,538   5.388     739     73.32        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                29     14,115,979         14.24       487,967   5.503     731     78.95        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 2        929,155          0.94       468,500   5.575     740     88.01        180        178     2
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 58.47%
Lowest: 19.75%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Original Term            Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
120                           7  $   2,857,201          2.88%  $   415,429   5.322%    754     39.62%       120        118     2
--------------------------------------------------------------------------------------------------------------------------------
144                           1        897,849          0.91       897,849   5.625     789     45.46        144        144     0
--------------------------------------------------------------------------------------------------------------------------------
180                         183     95,392,388         96.21       522,688   5.417     740     59.16        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      191  $  99,147,437        100.00%  $   520,722   5.416%    741     58.47%       178        177     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 177.9 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-10 Group 1
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $285,610,602.70
Loan Count: 574
Cut-off Date: 2003-12-01
Avg. Loan Balance: $497,579.45
Avg. Orig. Balance: $498,231.43
W.A. FICO*: 742
W.A. Orig. LTV: 69.60%
W.A. Cut-Off LTV: 69.52%
W.A. Gross Coupon: 6.0230%
W.A. Net Coupon: 5.7675%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.41%
% over 100 COLTV: 0.00%
% with PMI: 2.41%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.47%
W.A. MI Adjusted LTV: 69.03%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.88%
% Conforming: 1.32%

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
50,001 - 150,000                   0.05%
---------------------------------------

---------------------------------------
150,001 - 250,000                  0.50
---------------------------------------
250,001 - 350,000                  2.68
---------------------------------------
350,001 - 450,000                 32.86
---------------------------------------
450,001 - 550,000                 24.27
---------------------------------------
550,001 - 650,000                 21.08
---------------------------------------
650,001 - 750,000                  9.96
---------------------------------------
750,001 - 850,000                  2.52
---------------------------------------
850,001 - 950,000                  2.51
---------------------------------------
950,001 - 1,050,000                3.12
---------------------------------------
1,150,001 - 1,250,000              0.44
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $498,231.43
Lowest: $147,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
50,001 - 150,000                   0.05%
---------------------------------------
150,001 - 250,000                  0.50
---------------------------------------
250,001 - 350,000                  2.68
---------------------------------------
350,001 - 450,000                 32.86
---------------------------------------
450,001 - 550,000                 24.63
---------------------------------------
550,001 - 650,000                 20.72
---------------------------------------
650,001 - 750,000                  9.96
---------------------------------------
750,001 - 850,000                  2.52
---------------------------------------
850,001 - 950,000                  2.51
---------------------------------------
950,001 - 1,050,000                3.12
---------------------------------------
1,150,001 - 1,250,000              0.44
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $497,579.45
Lowest: $146,826.36
Highest: $1,248,725.56

--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
30 YR                            100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
5.001 - 5.125                      0.16%
---------------------------------------
5.126 - 5.250                      0.37
---------------------------------------
5.251 - 5.375                      0.78
---------------------------------------
5.376 - 5.500                      1.44
---------------------------------------

---------------------------------------
5.501 - 5.625                      2.58
---------------------------------------
5.626 - 5.750                      9.02
---------------------------------------
5.751 - 5.875                     24.93
---------------------------------------
5.876 - 6.000                     27.02
---------------------------------------
6.001 - 6.125                     12.44
---------------------------------------
6.126 - 6.250                      9.64
---------------------------------------
6.251 - 6.375                      5.61
---------------------------------------
6.376 - 6.500                      2.29
---------------------------------------
6.501 - 6.625                      1.33
---------------------------------------
6.626 - 6.750                      1.00
---------------------------------------
6.751 - 6.875                      0.93
---------------------------------------
6.876 - 7.000                      0.24
---------------------------------------
7.751 - 7.875                      0.22
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 6.023
Lowest: 5.125
Highest: 7.875

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          4.15%
---------------------------------------
750 - 799                         46.19
---------------------------------------
700 - 749                         31.26
---------------------------------------
650 - 699                         15.46
---------------------------------------
600 - 649                          2.26
---------------------------------------
N/A                                0.68
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 742
Lowest: 621
Highest: 821

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Purchase                          46.57%
---------------------------------------
Refinance-Rate/Term               34.35
---------------------------------------
Refinance-Cashout                 19.08
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               72.44%
---------------------------------------
PUD Detach                        19.75
---------------------------------------
Condo                              4.07
---------------------------------------
2-Family                           1.53
---------------------------------------

---------------------------------------
PUD Attach                         0.79
---------------------------------------
3-Family                           0.63
---------------------------------------
Townhouse                          0.38
---------------------------------------
4-Family                           0.28
---------------------------------------
Cooperative                        0.13
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Rapid                             53.06%
---------------------------------------
Standard                          26.50
---------------------------------------
Reduced                           19.21
---------------------------------------
All Ready Home                     1.22
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Primary                           92.99%
---------------------------------------
Secondary                          5.85
---------------------------------------
Investor                           1.16
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              97.59%
---------------------------------------
GEMIC                              0.68
---------------------------------------
UGIC                               0.55
---------------------------------------
RMIC                               0.44
---------------------------------------
RGIC                               0.40
---------------------------------------
PMIC                               0.20
---------------------------------------
TGIC                               0.15
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. State

---------------------------------------
State                           Percent
---------------------------------------
California                        50.00%
---------------------------------------
Florida                            6.12
---------------------------------------
Texas                              5.22
---------------------------------------
Maryland                           3.83
---------------------------------------
Virginia                           3.46
---------------------------------------
Other                             31.38
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               52.01%
---------------------------------------
Southern California               47.99
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

17. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                 99.71%
---------------------------------------
1                                  0.29
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
240                                0.49%
---------------------------------------
300                                0.25
---------------------------------------
360                               99.26
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
235 - 240                          0.49%
---------------------------------------
295 - 300                          0.25
---------------------------------------

---------------------------------------
349 - 354                          0.86
---------------------------------------
355 - 360                         98.40
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 358.5 months
Lowest: 237 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 39.63%
---------------------------------------
1 - 6                             60.11
---------------------------------------
7 - 12                             0.27
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

23. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          0.16%
---------------------------------------
20.01 - 25.00                      0.17
---------------------------------------
25.01 - 30.00                      1.00
---------------------------------------
30.01 - 35.00                      1.15
---------------------------------------
35.01 - 40.00                      0.78
---------------------------------------
40.01 - 45.00                      2.92
---------------------------------------
45.01 - 50.00                      3.23
---------------------------------------

*** denotes less than or equal to

---------------------------------------
50.01 - 55.00                      4.55
---------------------------------------
55.01 - 60.00                      7.62
---------------------------------------
60.01 - 65.00                      8.47
---------------------------------------
65.01 - 70.00                     10.76
---------------------------------------
70.01 - 75.00                     14.48
---------------------------------------
75.01 - 80.00                     42.29
---------------------------------------
80.01 - 85.00                      0.54
---------------------------------------
85.01 - 90.00                      1.69
---------------------------------------
90.01 - 95.00                      0.18
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 69.60%
Lowest: 18.86%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          0.16%
---------------------------------------
20.01 - 25.00                      0.17
---------------------------------------
25.01 - 30.00                      1.00
---------------------------------------
30.01 - 35.00                      1.15
---------------------------------------
35.01 - 40.00                      0.78
---------------------------------------
40.01 - 45.00                      2.92
---------------------------------------
45.01 - 50.00                      3.23
---------------------------------------
50.01 - 55.00                      4.71
---------------------------------------
55.01 - 60.00                      7.62
---------------------------------------
60.01 - 65.00                      8.47
---------------------------------------
65.01 - 70.00                     11.18
---------------------------------------
70.01 - 75.00                     14.06
---------------------------------------

*** denotes less than or equal to

---------------------------------------
75.01 - 80.00                     42.13
---------------------------------------
80.01 - 85.00                      0.54
---------------------------------------
85.01 - 90.00                      1.69
---------------------------------------
90.01 - 95.00                      0.18
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 69.52%
Lowest: 18.84%
Highest: 95.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-10 Group 2
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $69,870,581.22
Loan Count: 134
Cut-off Date: 2003-12-01
Avg. Loan Balance: $521,422.25
Avg. Orig. Balance: $521,778.88
W.A. FICO*: 744
W.A. Orig. LTV: 67.58%
W.A. Cut-Off LTV: 67.53%
W.A. Gross Coupon: 6.0023%
W.A. Net Coupon: 5.7468%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.89%
% over 100 COLTV: 0.00%
% with PMI: 0.89%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 67.33%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.50%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
250,001 - 350,000                  2.87%
---------------------------------------

---------------------------------------
350,001 - 450,000                 25.59
---------------------------------------
450,001 - 550,000                 28.65
---------------------------------------
550,001 - 650,000                 22.40
---------------------------------------
650,001 - 750,000                 10.33
---------------------------------------
750,001 - 850,000                  1.15
---------------------------------------
850,001 - 950,000                  1.36
---------------------------------------
950,001 - 1,050,000                4.29
---------------------------------------
1,050,001 - 1,150,000              1.57
---------------------------------------
1,150,001 - 1,250,000              1.79
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $521,778.88
Lowest: $325,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
250,001 - 350,000                  2.87%
---------------------------------------
350,001 - 450,000                 25.59
---------------------------------------
450,001 - 550,000                 28.65
---------------------------------------
550,001 - 650,000                 22.40
---------------------------------------
650,001 - 750,000                 10.33
---------------------------------------
750,001 - 850,000                  1.15
---------------------------------------
850,001 - 950,000                  1.36
---------------------------------------
950,001 - 1,050,000                4.29
---------------------------------------
1,050,001 - 1,150,000              1.57
---------------------------------------
1,150,001 - 1,250,000              1.79
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $521,422.25
Lowest: $325,000.00
Highest: $1,248,725.56

--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
30 YR                            100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
5.251 - 5.375                      0.50%
---------------------------------------
5.376 - 5.500                      2.44
---------------------------------------
5.501 - 5.625                      4.23
---------------------------------------
5.626 - 5.750                      7.59
---------------------------------------
5.751 - 5.875                     28.57
---------------------------------------
5.876 - 6.000                     20.96
---------------------------------------

---------------------------------------
6.001 - 6.125                     13.98
---------------------------------------
6.126 - 6.250                     12.49
---------------------------------------
6.251 - 6.375                      5.36
---------------------------------------
6.376 - 6.500                      3.88
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 6.002
Lowest: 5.375
Highest: 6.500

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          0.86%
---------------------------------------
750 - 799                         51.68
---------------------------------------
700 - 749                         32.29
---------------------------------------
650 - 699                         15.17
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 744
Lowest: 657
Highest: 807

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Refinance-Rate/Term               43.52%
---------------------------------------
Purchase                          43.44
---------------------------------------
Refinance-Cashout                 13.04
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               78.53%
---------------------------------------
PUD Detach                        15.51
---------------------------------------
Condo                              4.66
---------------------------------------
PUD Attach                         1.29
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Documentation

---------------------------------------
Documentation                   Percent

---------------------------------------
Rapid                             61.85%
---------------------------------------
Standard                          24.50
---------------------------------------
Reduced                           12.72
---------------------------------------
All Ready Home                     0.92
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Primary                           93.65%
---------------------------------------
Secondary                          5.84
---------------------------------------
Investor                           0.51
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              99.11%
---------------------------------------
GEMIC                              0.89
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. State

---------------------------------------
State                           Percent
---------------------------------------
California                       100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               51.04%
---------------------------------------
Southern California               48.96
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
94025                              2.50%
---------------------------------------
90266                              2.47
---------------------------------------
90631                              2.19
---------------------------------------
94306                              2.19
---------------------------------------
94705                              2.00
---------------------------------------
Other                             88.65
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
360                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
355 - 360                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 359.4 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 41.22%
---------------------------------------
1 - 6                             58.78
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

24. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
25.01 - 30.00                      2.04%
---------------------------------------
30.01 - 35.00                      2.79
---------------------------------------
35.01 - 40.00                      2.33
---------------------------------------
40.01 - 45.00                      0.77
---------------------------------------
45.01 - 50.00                      3.38
---------------------------------------
50.01 - 55.00                      6.61
---------------------------------------
55.01 - 60.00                      6.55
---------------------------------------
60.01 - 65.00                     11.04
---------------------------------------
65.01 - 70.00                      9.17
---------------------------------------
70.01 - 75.00                     16.38
---------------------------------------
75.01 - 80.00                     38.05
---------------------------------------
85.01 - 90.00                      0.89
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 67.58%
Lowest: 25.18%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
25.01 - 30.00                      2.04%
---------------------------------------
30.01 - 35.00                      2.79
---------------------------------------
35.01 - 40.00                      2.33
---------------------------------------
40.01 - 45.00                      0.77
---------------------------------------
45.01 - 50.00                      3.38
---------------------------------------
50.01 - 55.00                      6.61
---------------------------------------
55.01 - 60.00                      6.55
---------------------------------------
60.01 - 65.00                     11.04
---------------------------------------

---------------------------------------
65.01 - 70.00                      9.17
---------------------------------------
70.01 - 75.00                     16.38
---------------------------------------
75.01 - 80.00                     38.05
---------------------------------------
85.01 - 90.00                      0.89
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 67.53%
Lowest: 25.15%
Highest: 90.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-10 Group 1
                                30 Yr Fixed Rate

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Original Balance         Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
50,001 - 150,000              1  $     146,826          0.05%  $   147,000   5.250%    662     70.00%       360        359     1
--------------------------------------------------------------------------------------------------------------------------------
150,001 - 250,000             7      1,435,838          0.50       205,316   6.006     688     76.70        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000            23      7,667,510          2.68       333,625   6.077     725     68.91        357        357     1
--------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000           235     93,864,283         32.86       399,750   6.018     737     71.18        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000           141     69,315,053         24.27       492,028   6.025     746     69.91        358        357     1
--------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000           100     60,204,599         21.08       603,896   6.034     750     67.79        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000            40     28,447,652          9.96       711,678   6.026     744     70.34        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             9      7,197,654          2.52       800,556   5.953     730     63.71        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000             8      7,171,997          2.51       896,844   5.985     735     73.75        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000           9      8,910,463          3.12       991,500   6.056     753     62.87        360        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000         1      1,248,726          0.44     1,250,000   5.875     749     59.52        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

Average: $498,231.43
Lowest: $147,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Gross Coupon             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                 1  $     456,014          0.16%  $   458,730   5.125%      0     90.00%       360        355     5
--------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                 4      1,053,583          0.37       263,725   5.250     659     75.62        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                 4      2,224,307          0.78       556,430   5.375     744     72.86        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                 9      4,102,299          1.44       456,553   5.500     724     70.70        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                15      7,379,169          2.58       492,397   5.625     760     65.42        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                54     25,765,042          9.02       477,612   5.750     738     66.85        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875               138     71,213,096         24.93       516,471   5.875     752     69.48        357        357     1
--------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000               153     77,174,350         27.02       504,759   6.000     743     69.31        360        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                72     35,535,504         12.44       493,873   6.125     742     72.92        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250                58     27,530,530          9.64       477,548   6.250     735     70.63        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                30     16,023,656          5.61       534,518   6.375     736     64.48        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                12      6,528,592          2.29       544,563   6.500     741     69.23        357        356     1
--------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625                 9      3,806,695          1.33       423,239   6.625     722     76.50        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750                 6      2,844,238          1.00       474,344   6.750     725     74.17        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875                 7      2,644,100          0.93       378,057   6.875     691     71.33        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000                 1        699,426          0.24       700,000   7.000     652     70.00        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
7.751 - 7.875                 1        630,000          0.22       630,000   7.875     778     70.00        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 6.023%
Lowest: 5.125%
Highest: 7.875%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Credit Score             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                    25  $  11,849,714          4.15%  $   474,374   6.019%    807     68.07%       360        359     1
--------------------------------------------------------------------------------------------------------------------------------
775 - 799                   111     56,945,928         19.94       513,369   6.009     785     69.31        359        358     1
--------------------------------------------------------------------------------------------------------------------------------
750 - 774                   144     74,981,945         26.25       521,129   5.987     764     68.03        359        359     1
--------------------------------------------------------------------------------------------------------------------------------
725 - 749                   106     53,375,653         18.69       503,868   6.040     738     69.84        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
700 - 724                    74     35,898,208         12.57       487,570   6.014     712     70.50        358        358     1
--------------------------------------------------------------------------------------------------------------------------------
675 - 699                    54     26,001,561          9.10       481,868   6.089     690     70.68        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
650 - 674                    40     18,162,986          6.36       454,440   6.091     664     70.67        359        358     1
--------------------------------------------------------------------------------------------------------------------------------
625 - 649                    13      5,407,291          1.89       416,324   6.033     641     79.31        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
600 - 624                     2      1,057,544          0.37       529,000   6.142     622     58.62        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
N/A                           5      1,929,773          0.68       388,046   5.916       0     79.89        360        355     5
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 742
Lowest: 621
Highest: 821

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Index                    Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
FIX                         574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Loan Purpose             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
Purchase                    263  $ 132,996,688         46.57%  $   506,646   6.015%    750     75.08%       360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term         196     98,120,684         34.35       501,044   6.019     738     64.68        359        358     1
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout           115     54,493,231         19.08       474,195   6.048     731     65.09        358        358     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Property Type            Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                         411  $ 206,891,020         72.44%  $   504,174   6.010%    744     69.01%       359        358     1
--------------------------------------------------------------------------------------------------------------------------------
PUD Detach                  116     56,412,612         19.75       486,627   6.059     735     69.96        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Condo                        26     11,630,613          4.07       447,598   6.038     747     75.71        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
2-Family                      8      4,358,493          1.53       545,288   6.061     747     71.21        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
PUD Attach                    5      2,246,197          0.79       449,320   6.009     720     76.52        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
3-Family                      3      1,801,629          0.63       600,917   6.035     747     73.90        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                     2      1,096,022          0.38       548,250   5.947     719     79.46        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
4-Family                      2        794,376          0.28       397,550   6.557     739     60.47        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Cooperative                   1        379,639          0.13       380,000   6.250     702     65.52        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

---------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Occupancy Status         Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                     536  $ 265,586,442         92.99%  $   496,175   6.016%    742     69.92%       359        358     1
--------------------------------------------------------------------------------------------------------------------------------
Secondary                    29     16,700,417          5.85       576,153   6.095     749     65.38        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
Investor                      9      3,323,744          1.16       369,650   6.226     736     65.84        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
Geographic             Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Distribution             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
California                  288  $ 142,792,195         50.00%  $   496,144   6.008%    748     66.95%       359        358     1
--------------------------------------------------------------------------------------------------------------------------------
Florida                      36     17,482,060          6.12       490,381   6.139     737     72.22        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Texas                        28     14,911,808          5.22       533,325   5.984     722     76.63        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Maryland                     25     10,929,249          3.83       437,493   5.985     722     70.22        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Virginia                     21      9,869,674          3.46       470,381   6.066     739     77.77        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Illinois                     19      8,950,647          3.13       471,345   6.024     738     73.34        360        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
New York                     14      8,136,519          2.85       581,543   6.060     746     73.39        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Georgia                      16      7,456,866          2.61       466,448   5.874     744     75.34        352        351     1
--------------------------------------------------------------------------------------------------------------------------------
Washington                   14      6,812,164          2.39       486,924   6.033     731     74.85        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
North Carolina               15      6,644,745          2.33       443,383   6.055     739     71.43        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
South Carolina               13      6,593,048          2.31       507,608   6.027     744     72.63        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Arizona                       9      5,901,646          2.07       656,683   6.156     741     69.21        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
District of Columbia          9      5,792,025          2.03       644,191   5.951     754     69.39        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Colorado                     11      5,697,707          1.99       518,257   6.026     748     64.17        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Connecticut                  10      5,244,101          1.84       524,762   5.906     760     69.78        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts                 7      4,307,707          1.51       616,000   6.003     739     72.51        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Michigan                      6      2,496,372          0.87       416,667   5.961     742     69.32        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
New Mexico                    5      2,435,737          0.85       487,380   6.072     699     56.81        352        351     0
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                  3      1,945,693          0.68       649,000   6.006     743     71.43        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Nevada                        3      1,387,249          0.49       462,568   6.093     676     70.47        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
Other                        22      9,823,390          3.44       446,661   6.164     732     71.00        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
County Distribution      Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA              72  $  35,630,808         12.48%  $   495,258   6.033%    748     64.41%       357        356     1
--------------------------------------------------------------------------------------------------------------------------------
Orange ,CA                   34     16,889,232          5.91       497,019   5.962     736     64.83        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA              25     11,656,238          4.08       466,508   6.003     771     71.59        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
San Mateo ,CA                22     11,530,859          4.04       524,431   6.011     767     68.18        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Alameda ,CA                  23     11,408,049          3.99       496,263   6.017     742     71.36        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Contra Costa ,CA             20      9,921,188          3.47       496,457   5.918     745     65.14        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
San Diego ,CA                15      7,339,778          2.57       489,733   5.869     745     70.07        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
San Francisco ,CA            11      5,930,418          2.08       539,491   6.128     770     65.18        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Dist Of Columbia ,DC          9      5,792,025          2.03       644,191   5.951     754     69.39        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Dade ,FL                     10      4,638,876          1.62       479,365   6.033     697     75.17        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Other                       333    164,873,134         57.73       495,533   6.041     738     71.31        359        359     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Original LTV             Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 1  $     461,572          0.16%  $   462,000   6.375%    788     18.86%       360        359     1
--------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 1        499,490          0.17       500,000   5.875     747     20.83        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 5      2,854,396          1.00       570,960   5.923     768     27.39        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 7      3,278,456          1.15       468,571   6.017     769     32.97        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 5      2,234,063          0.78       447,060   6.093     766     37.97        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                17      8,332,507          2.92       490,353   6.027     744     43.21        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                17      9,218,932          3.23       542,662   6.093     750     47.97        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                24     12,989,580          4.55       541,621   5.988     743     52.97        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                40     21,764,904          7.62       544,605   5.985     736     57.76        359        358     1
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                50     24,182,301          8.47       483,999   6.024     747     62.93        358        357     1
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                59     30,740,704         10.76       521,448   6.050     731     68.35        356        355     1
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                81     41,366,652         14.48       511,174   5.990     745     73.21        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               249    120,793,242         42.29       486,085   6.022     744     79.30        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 5      1,540,326          0.54       308,460   6.162     700     83.51        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                11      4,831,427          1.69       439,858   6.241     696     89.91        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                 2        522,050          0.18       261,025   6.095     649     94.08        360        360     0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 69.60%
Lowest: 18.86%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent        Average                                 W.A.       W.A.
                          of        Current       of Loans       Original     W.A.    W.A.    W.A.     Original  Remaining  W.A.
                       Mortgage    Principal    by Principal    Principal    Gross    FICO  Original   Term to    Term to   Loan
Original Term            Loans      Balance       Balance        Balance    Coupon   Score     LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
240                           3  $   1,413,386          0.49%  $   472,823   5.875%    753     66.67%       240        238     2
--------------------------------------------------------------------------------------------------------------------------------
300                           2        704,549          0.25       352,545   6.174     696     63.46        300        299     1
--------------------------------------------------------------------------------------------------------------------------------
360                         569    283,492,668         99.26       498,877   6.023     742     69.63        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                      574  $ 285,610,603        100.00%  $   498,231   6.023%    742     69.60%       359        359     1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                              BoAMS 2003-10 Group 4
                           15 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $25,147,604.89
Loan Count: 48
Cut-off Date: 2003-12-01
Avg. Loan Balance: $523,908.44
Avg. Orig. Balance: $525,837.16
W.A. FICO*: 736
W.A. Orig. LTV: 55.69%
W.A. Cut-Off LTV: 55.50%
W.A. Gross Coupon: 5.4315%
W.A. Net Coupon: 5.1760%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage: 0.00%
W.A. MI Adjusted LTV: 55.50%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.65%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
250,001 - 350,000                  5.35%
---------------------------------------

---------------------------------------
350,001 - 450,000                 32.49
---------------------------------------
450,001 - 550,000                 15.48
---------------------------------------
550,001 - 650,000                  9.48
---------------------------------------
650,001 - 750,000                 16.98
---------------------------------------
750,001 - 850,000                 12.74
---------------------------------------
850,001 - 950,000                  3.53
---------------------------------------
950,001 - 1,050,000                3.96
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $525,837.16
Lowest: $330,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
250,001 - 350,000                  5.35%
---------------------------------------
350,001 - 450,000                 32.49
---------------------------------------
450,001 - 550,000                 17.62
---------------------------------------
550,001 - 650,000                  7.34
---------------------------------------
650,001 - 750,000                 16.98
---------------------------------------
750,001 - 850,000                 12.74
---------------------------------------
850,001 - 950,000                  3.53
---------------------------------------
950,001 - 1,050,000                3.96
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $523,908.44
Lowest: $328,790.95
Highest: $996,336.22

--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
15 YR                            100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
4.876 - 5.000                      7.26%
---------------------------------------
5.001 - 5.125                      4.13
---------------------------------------
5.126 - 5.250                     31.74
---------------------------------------
5.251 - 5.375                     15.30
---------------------------------------
5.376 - 5.500                     20.84
---------------------------------------
5.501 - 5.625                      6.63
---------------------------------------
5.626 - 5.750                      4.50
---------------------------------------
5.751 - 5.875                      1.69
---------------------------------------
5.876 - 6.000                      1.54
---------------------------------------
6.001 - 6.125                      1.34
---------------------------------------
6.126 - 6.250                      3.27
---------------------------------------

---------------------------------------
6.251 - 6.375                      1.74
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 5.432
Lowest: 5.000
Highest: 6.375

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
750 - 799                         45.63%
---------------------------------------
700 - 749                         30.46
---------------------------------------
650 - 699                         20.96
---------------------------------------
600 - 649                          2.96
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 736
Lowest: 632
Highest: 799

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Refinance-Rate/Term               59.61%
---------------------------------------
Purchase                          21.02
---------------------------------------
Refinance-Cashout                 19.37
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               72.94%
---------------------------------------
PUD Detach                        18.38
---------------------------------------
Condo                              3.53
---------------------------------------
4-Family                           3.37
---------------------------------------
PUD Attach                         1.78
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Rapid                             49.02%
---------------------------------------
Standard                          30.39
---------------------------------------
Reduced                           14.73
---------------------------------------
All Ready Home                     5.87
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Primary                           91.06%
---------------------------------------
Secondary                          8.94
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                             100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. State

---------------------------------------
State                           Percent
---------------------------------------
California                       100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               33.00%
---------------------------------------
Southern California               67.00
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
95003                              5.65%
---------------------------------------
90274                              5.48
---------------------------------------
92677                              4.77
---------------------------------------
92869                              4.50
---------------------------------------
92103                              4.38
---------------------------------------
Other                             75.23
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
120                                5.18%
---------------------------------------
180                               94.82
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 176.9 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
115 - 120                          5.18%
---------------------------------------
175 - 180                         94.82
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 176.1 months
Lowest: 117 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 24.83%
---------------------------------------
1 - 6                             75.17
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          4.08%
---------------------------------------
20.01 - 25.00                      2.46
---------------------------------------
25.01 - 30.00                      4.29
---------------------------------------
30.01 - 35.00                      2.15
---------------------------------------
35.01 - 40.00                      4.42
---------------------------------------
40.01 - 45.00                      1.54
---------------------------------------
45.01 - 50.00                      8.57
---------------------------------------
50.01 - 55.00                     13.62
---------------------------------------
55.01 - 60.00                     13.87
---------------------------------------
60.01 - 65.00                     18.36
---------------------------------------
65.01 - 70.00                      8.23
---------------------------------------
70.01 - 75.00                     16.55
---------------------------------------
75.01 - 80.00                      1.87
---------------------------------------
Total:                           100.00%
---------------------------------------

*** denotes less than or equal to

W.A.: 55.69%
Lowest: 15.41%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          4.08%
---------------------------------------
20.01 - 25.00                      2.46
---------------------------------------
25.01 - 30.00                      4.29
---------------------------------------
30.01 - 35.00                      2.15
---------------------------------------
35.01 - 40.00                      4.42
---------------------------------------
40.01 - 45.00                      2.88
---------------------------------------
45.01 - 50.00                      7.22
---------------------------------------
50.01 - 55.00                     13.62
---------------------------------------

*** denotes less than or equal to

---------------------------------------
55.01 - 60.00                     13.87
---------------------------------------
60.01 - 65.00                     18.36
---------------------------------------
65.01 - 70.00                      8.23
---------------------------------------
70.01 - 75.00                     16.55
---------------------------------------
75.01 - 80.00                      1.87
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 55.50%
Lowest: 15.36%
Highest: 79.71%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.